UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO. 3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 30, 2009
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(formerly DCAP Group, Inc.)
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1158 Broadway, Hewlett, NY	11557
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 374-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K for an event dated June 30, 2009 (the “Form 8-K”), Kingstone Companies, Inc. (formerly DCAP Group, Inc.) (the “Company" or “Kingstone”) completed the acquisition of Commercial Mutual Insurance Company (“CMIC”)  (renamed Kingstone Insurance Company) on July 1, 2009 pursuant to the conversion of CMIC from an advance premium cooperative to a stock property and casualty insurance company.  This Amendment No. 3 on Form 8-K/A amends and supplements the Form 8-K, as amended, to include pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K were included in Amendment No. 2 on Form 8-K/A filed on November 13, 2009.

(b) Pro Forma Financial Information.

The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is included:

(i)	Selected Pro Forma Consolidated Financial Information

(ii)	Unaudited Condensed Consolidated Pro Forma Balance Sheets of the Company as of December 31, 2008 and June 30, 2009

(iii)	Unaudited Condensed Consolidated Pro Forma Statements of Income of the Company for the year ended December 31, 2008 and the six months ended June 30, 2009

(iv)	Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

November 17, 2009	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President

SELECTED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Effective July 1, 2009, Commercial Mutual Insurance Company (“CMIC”) converted (demutualized) from an advance premium cooperative insurance company to a domestic stock property and casualty insurance company. Upon the effectiveness of the conversion, CMIC’s name was changed to Kingstone Insurance Company (“KICO”). As of June 30, 2009, Kingstone held two surplus notes issued by CMIC in the aggregate principal amount of $3,750,000. Previously accrued and unpaid interest on the notes as of June 30, 2009 was approximately $2,246,000. Pursuant to the plan of conversion, Kingstone acquired a 100% equity interest in KICO in consideration of the exchange of the $3,750,000 principal amount of surplus notes of CMIC. In addition, Kingstone forgave all accrued and unpaid interest of $2,246,000 on the surplus notes as of the date of conversion.

The following unaudited condensed consolidated pro forma financial information consolidates the historical consolidated statements of income and consolidated balance sheet of Kingstone and the historical consolidated statements of income and consolidated balance sheet of KICO. These historical financial statements were prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The unaudited condensed consolidated pro forma financial information has been prepared using the assumptions described in the notes thereto.

The unaudited condensed consolidated pro forma financial information below should be read in conjunction with the notes thereto and the historical consolidated financial statements of Kingstone included in its Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the six months ended June 30, 2009. This unaudited condensed consolidated pro forma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of the consolidated company that would have actually occurred had the acquisition been effective during the periods presented or of the future financial position or future results of operations of the consolidated company. The consolidated financial information as of June 30, 2009 and December 31, 2008 and for the periods presented may have been different had the companies actually been consolidated as of that date or during those periods due to, among other factors, possible revenue enhancements, expense efficiencies and integration costs. Additionally, as discussed in Note 1, the actual allocation of the purchase price to the acquired assets and liabilities may vary materially from the assumptions used in preparing the unaudited condensed consolidated pro forma financial information.

KINGSTONE COMPANIES, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
June 30, 2009

	Historical		Pro Forma
	Kingstone		Acquistion		Pro Forma
	As Reported (1)	CMIC	Adjustments	Notes	Consolidated

Assets
Short term investments	$-	$811,738	$-		$811,738
Fixed maturiy securities, available for sale,
at fair value	-	9,266,253	-		9,266,253
Equity securities, available-for-sale, at fair value	-	1,823,045	-		1,823,045
Total investments	-	11,901,036	-		11,901,036
Cash and cash equivalents	167,835	1,327,057	-		1,494,892
Investment income receivable	-	70,216	-		70,216
Premiums receivable, net of provision for
uncollectible amounts	-	4,418,094	-		4,418,094
Receivables - reinsurance contracts	-	1,137,832	-		1,137,832
Reinsurance receivables, net of provision for
uncollectible amounts	-	20,049,199	-		20,049,199
Accounts receivable, net	70,017	-	-		70,017
Notes receivable-CMIC	5,996,461	-	(5,996,461)	A	-
Investment in subsidiary	-	-	5,996,461	A	-
			5,401,860	C
			(11,398,321)	F
Notes receivable-sale of business	1,104,499	-	-		1,104,499
Deferred acquisition costs	-	2,665,802	-		2,665,802
Deferred income taxes	26,000	475,782	-		501,782
Intangible assets	-	-	4,850,000	E	4,850,000
Property and equipment,
net of accumulated depreciation	74,829	1,369,570	288,923	D	1,733,322
Equities in pools and associations	-	191,136	-		191,136
Other assets	23,412	340,855	-		364,267
Assets of discontinued operations	6,837	-	-		6,837
Total assets	$7,469,890	$43,946,579	$(857,538)		$50,558,931

(1)	Certain amounts from Kingstone’s historical consolidated financial statements have been reclassified to conform to the CMIC presentation.

KINGSTONE COMPANIES, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET (CONTINUED)
June 30, 2009

	Historical		Pro Forma
	Kingstone		Acquistion		Pro Forma
	As Reported (1)	CMIC	Adjustments	Notes	Consolidated

Liabilities
Loss and loss adjustment expenses	$-	$16,191,784	$-		$16,191,784
Unearned premium	-	13,879,374	-		13,879,374
Reinsurance balances payable	-	2,005,590	-		2,005,590
Deferred ceding commission revenue	-	2,700,376	-		2,700,376
Accounts payable, accrued liabilities
and other liabilities	683,411	1,157,829	-		1,841,240
Deferred income taxes	-	-	1,747,234	K	1,747,234
Other liabilities	-	4,994			4,994
Notes payable	547,141	-			547,141
Surplus notes payable	-	5,996,461	(5,996,461)	A	-
Mandatorily redeemable preferred stock	1,299,231	-	-		1,299,231
Liabilities of discontinued operations	79,163	-	-		79,163
Total liabilities	2,608,946	41,936,408	(4,249,227)		40,296,127

Stockholders' Equity
Common stock	37,888	-	1,500,000	A	37,888
			(1,500,000)	F
Capital in excess of par	11,976,022	-	4,496,461	A	11,976,022
			2,010,171	B
			288,923	D
			4,850,000	E
			(1,747,234)	K
			(9,898,321)	F
Retained earnings	(5,932,584)	-	5,401,860	C	(530,724)
Policyholders' surplus	-	2,010,171	(2,010,171)	B	-
	6,081,326	2,010,171	3,391,689		11,483,186
Treasury stock	(1,220,382)	-	-		(1,220,382)
Total stockholders' equity	4,860,944	2,010,171	3,391,689		10,262,804

Total liabilities and stockholders' equity	$7,469,890	$43,946,579	$(857,538)		$50,558,931

KINGSTONE COMPANIES, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
December 31, 2008

	Historical		Pro Forma Adjustments
	Kingstone		Previously	Previously	Acquistion		Pro Forma
	As Reported (1)	CMIC	Reported (2)	Reported (3)	Adjustments	Notes	Consolidated

Assets
Short term investments	$-	$1,213,460	$-	$-	$-		$1,213,460
Fixed maturiy securities, available for sale, at fair value	-	7,597,123	-	-	-		7,597,123
Equity securities, available-for-sale, at fair value	-	903,717	-	-	-		903,717
Total investments	-	9,714,300	-	-	-		9,714,300
Cash and cash equivalents	142,949	5,248,159	417,718	(20,000)	-		5,788,826
Investment income receivable	-	59,120	-	-	-		59,120
Premiums receivable, net of provision for
uncollectible amounts	-	4,143,669	-	-	-		4,143,669
Receivables - reinsurance contracts	-	355,370	-	-	-		355,370
Reinsurance receivables, net of provision for
uncollectible amounts	-	17,722,546	-	-	-		17,722,546
Accounts receivable, net	201,787	-	-	(134,522)	-		67,265
Notes receivable-CMIC	5,935,704	-	-	-	(5,935,704)	A	-
Investment in subsidiary	-	-	-	-	5,935,704	A	-
					4,779,996	C
					(10,715,700)	F
Notes receivable-sale of business	-	-	-	200,000	-		200,000
Deferred acquisition costs	-	2,498,700	-	-	-		2,498,700
Deferred income taxes	-	899,266	-	-	-		899,266
Intangible assets	-	-	-	-	4,850,000	E	4,850,000
Property and equipment,
net of accumulated depreciation	90,493	1,414,871	-	(7,876)	288,923	D	1,786,411
Equities in pools and associations	-	194,912	-	-	-		194,912
Other assets	136,553	230,857	-	(106,674)	-		260,736
Assets of discontinued operations	2,913,147	-	(1,847,013)	-	-		1,066,134
Total assets	$9,420,633	$42,481,770	$(1,429,295)	$(69,072)	$(796,781)		$49,607,255

(1) Certain amounts from Kingstone’s historical consolidated financial statements have been reclassified to conform to the CMIC presentation.
(2) On April 22, 2009, Kingstone filed a Current Report on Form 8-K disclosing the sale of substantially all of the assets of Barry Scott Agency, Inc. and DCAP Accurate, Inc. (collectively, “Seller”), wholly-owned subsidiaries of the Company.  Seller operated the Company’s 16 New York State retail business locations.
(3) On May 12, 2009, Kingstone filed a Current Report on Form 8-K disclosing the sale of all of the outstanding stock of the subsidiaries that operated the Company’s DCAP franchise business.

KINGSTONE COMPANIES, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
December 31, 2008

	Historical		Pro Forma Adjustments
	Kingstone		Previously	Previously	Acquistion		Pro Forma
	As Reported (1)	CMIC	Reported (2)	Reported (3)	Adjustments	Notes	Consolidated

Liabilities
Loss and loss adjustment expenses	$-	$15,587,000	$-	$-	$-		$15,587,000
Unearned premium	-	13,047,510	-	-	-		13,047,510
Reinsurance balances payable	-	786,131	-	-	-		786,131
Deferred ceding commission revenue	-	3,270,164	-	-	-		3,270,164
Accounts payable, accrued liabilities and other liabilities	976,550	938,718	(657,281)	-	-		1,257,987
Taxes payable	-	717,819	-	-	-		717,819
Deferred income taxes	184,000	-	-	16,000	1,747,234	K	1,947,234
Other liabilities	-	267,974	-	-	-		267,974
Mortgage payable	-	542,443	-	-	-		542,443
Notes payable	2,008,828	-	(379,843)	-	-		1,628,985
Surplus notes payable	-	5,935,704	-	-	(5,935,704)	A	-
Mandatorily redeemable preferred stock	780,000	-	(267,282)	-	-		512,718
Liabilities of discontinued operations	213,685	-	130,918	-	-		344,603
Total liabilities	4,163,063	41,093,463	(1,173,488)	16,000	(4,188,470)		39,910,568

Stockholders' Equity
Common stock	37,888	-	-	-	1,500,000	A	37,888
					(1,500,000)	F
Capital in excess of par	11,962,512	-	-	-	4,435,704	A	11,962,512
					1,388,307	B
					288,923	D
					4,850,000	E
					(1,747,234)	K
					(9,215,700)	F
Retained earnings	(5,522,448)	-	(255,807)	(85,072)	4,779,996	C	(1,083,331)
Policyholders' surplus	-	1,388,307	-	-	(1,388,307)	B	-
	6,477,952	1,388,307	(255,807)	(85,072)	3,391,689		10,917,069
Treasury stock	(1,220,382)	-	-	-	-		(1,220,382)
Total stockholders' equity	5,257,570	1,388,307	(255,807)	(85,072)	3,391,689		9,696,687

Total liabilities and stockholders' equity	$9,420,633	$42,481,770	$(1,429,295)	$(69,072)	$(796,781)		$49,607,255

KINGSTONE COMPANIES, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
For the six months ended June 30, 2009

	Historical		Pro Forma
	Kingstone		Acquistion		Pro Forma
	As Reported (1)	CMIC	Adjustments	Notes	Consolidated

Revenues
Net premiums earned	$-	$4,489,207	$-		$4,489,207
Ceding commission revenue	-	4,157,347	-		4,157,347
Net investment income	-	163,644	-		163,644
Net realized losses on investments	-	(124,126)	-		(124,126)
Other income	224,560	189,350	-		413,910
Total revenues	224,560	8,875,422	-		9,099,982

Expenses
Loss and loss adjustment expenses	-	2,874,857	-		2,874,857
Commission expense	-	2,124,272	-		2,124,272
Other operating expenses	666,896	2,351,519	(92,521)	I	2,784,471
			(141,423)	J
Depreciation and amortization	8,594	117,510	3,704	D	367,665
			237,857	E
Interest expense	133,351	71,587	(60,757)	G	144,181
Total expenses	808,841	7,539,745	(53,140)		8,295,446

Operating (loss) income	(584,281)	1,335,677	53,140		804,536

Other (expense) income:
Gain on acquistion of KICO			5,401,860	C	5,401,860
Interest income - notes receivable	67,782	-	(60,757)	G	7,025
Interest expense - mandatorily
redeemable preferred stock	(52,452)	-	-		(52,452)
Forgiveness of debt	132,836	-	-		132,836
(Loss) income from continuing operations
before income taxes	(436,115)	1,335,677	5,394,243		6,293,805
Income tax expense (benefit)	(209,752)	437,607	2,961	K	230,816
(Loss) income from continuing operations	(226,363)	898,070	5,391,282		6,062,989
Loss from discontinued operations,
net of income taxes	(183,773)	-	-		(183,773)
Net (loss) income	$(410,136)	$898,070	$5,391,282		$5,879,216

Basic and Diluted Net Loss (Income) Per Common Share:
(Loss) income from continuing operations	$(0.08)				$2.04
Loss from discontinued operations	$(0.06)				$(0.06)
(Loss) income per common share	$(0.14)				$1.98

Number of weighted average shares used in
computation of basic and diluted (loss) income
per common share	2,972,746				2,972,746

(1) Certain amounts from Kingstone’s historical consolidated financial statements have been reclassified to conform to the CMIC presentation.

KINGSTONE COMPANIES, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
For the year ended December 31, 2008

	Historical		Pro Forma Adjustments
	Kingstone		Previously	Previously	Acquistion		Pro Forma
	As Reported (1)	CMIC	Reported (2)	Reported (3)	Adjustments	Notes	Consolidated

Revenues
Net premiums earned	$-	$9,523,753	$-	$-	$-		$9,523,753
Ceding commission revenue	-	5,835,593	-	-	-		5,835,593
Net investment income	4,338	354,913	-	5,759	-		365,010
Net realized losses on investments	-	(182,901)	-	-	-		(182,901)
Other income	911,225	555,413	-	(483,806)	-		982,832
Total revenues	915,563	16,086,771	-	(478,047)	-		16,524,287

Expenses
Loss and loss adjustment expenses	-	5,653,491	-	-	-		5,653,491
Commission expense	-	4,004,367	-	-	-		4,004,367
Other operating expenses	1,860,485	3,940,295	-	(631,220)	(32,896)	I	5,107,078
					(29,586)	J
Depreciation and amortization	69,624	174,015	-	(32,850)	475,714	E	693,912
					7,408	D
Interest expense	270,646	219,178	(85,762)	-	(188,672)	G	215,390
Total expenses	2,200,755	13,991,346	(85,762)	(664,070)	231,969		15,674,238

Operating (loss) income	(1,285,192)	2,095,425	85,762	186,023	(231,969)		850,049

Other (expense) income:
Gain on acquistion of CMIC	-	-	-	-	4,779,996	C	4,779,996
Interest income - notes receivable	764,899	-	-	-	(569,586)	H	195,313
Interest expense - mandatorily
redeemable preferred stock	(66,625)	-	22,830	-	-		(43,795)
(Loss) income from continuing
operations before income taxes	(586,918)	2,095,425	108,592	186,023	3,978,442		5,781,564
Income tax expense (benefit)	(391,225)	803,023	96,480	78,745	(141,044)	K	445,979
(Loss) income from continuing operations	(195,693)	1,292,402	12,112	107,278	4,119,486		5,335,585
(Loss) income from discontinued
operations, net of income taxes	(781,513)	-	147,370	-	-		(634,143)
Net (loss) income	$(977,206)	$1,292,402	$159,482	$107,278	$4,119,486		$4,701,442

KINGSTONE COMPANIES, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME (CONTINUED)
For the year ended December 31, 2008

	Historical		Pro Forma Adjustments
	Kingstone		Previously	Previously	Acquistion		Pro Forma
	As Reported (1)	CMIC	Reported (2)	Reported (3)	Adjustments	Notes	Consolidated

Basic and Diluted Net (Loss) Income Per Common Share:
(Loss) income from continuing operations	$(0.07)						$1.79
Loss from discontinued operations	$(0.26)						$(0.21)
(Loss) income per common share	$(0.33)						$1.58

Number of weighted average shares used in computation
of basic and diluted (loss) income per common share	2,972,597						2,972,597

(1) Certain amounts from Kingstone’s historical consolidated financial statements have been reclassified to conform to the CMIC presentation.
(2) On April 22, 2009, Kingstone filed a Current Report on Form 8-K disclosing the sale of substantially all of the assets of Barry Scott Agency, Inc. and DCAP Accurate, Inc. (collectively, “Seller”), wholly-owned subsidiaries of the Company.  Seller operated the Company’s 16 New York State retail business locations.
(3) On May 12, 2009, Kingstone filed a Current Report on Form 8-K disclosing the sale of all of the outstanding stock of the subsidiaries that operated the Company’s DCAP franchise business.

Kingstone Companies, Inc.
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

1.   BASIS OF PRESENTATION

The unaudited condensed consolidated pro forma financial information gives effect to the acquisition as if it had occurred on June 30, 2009 and December 31, 2008 for the purposes of the unaudited condensed consolidated pro forma balance sheet at June 30, 2009 and December 31, 2008, and at January 1, 2009 and 2008 for the purposes of the unaudited condensed consolidated pro forma statements of income for the six months ended June 30, 2009 and the year ended December 31, 2008. The unaudited condensed consolidated pro forma financial information has been prepared by the Company’s management and is based on Kingstone’s historical consolidated financial statements and CMIC's historical consolidated financial statements. Certain amounts from the Company’s historical consolidated financial statements have been reclassified to conform to the CMIC presentation.

This unaudited condensed consolidated pro forma financial information is prepared in conformity with GAAP. The unaudited condensed consolidated pro forma balance sheets as of June 30, 2009 and December 31, 2008, and the unaudited condensed consolidated pro forma statements of income for the year ended December 31, 2008 and the six months ended June 30, 2009, have been prepared using the following information:

a.	Unaudited historical consolidated financial statements of Kingstone as of June 30, 2009 and for the six months ended June 30, 2009;
b.	Unaudited historical consolidated financial statements of CMIC as of June 30, 2009 and for the six months ended June 30, 2009;
c.	Audited historical consolidated financial statements of Kingstone for the year ended December 31, 2008;
d.	Audited historical consolidated financial statements of CMIC for the year ended December 31, 2008; and
e.	Such other supplementary information as considered necessary to reflect the acquisition in the unaudited pro forma condensed consolidated financial information

The pro forma adjustments reflecting the acquisition of KICO under the purchase method of accounting are based on certain estimates and assumptions. The fair value of CMIC’s assets and liabilities have been valued by an independent appraiser as of June 30, 2009.  The final allocation of the purchase price may differ as a result of the realization of assets and estimates used in the calculation of loss reserves. Therefore, it is likely that the actual adjustments may differ from the pro forma adjustments and it is possible the differences may be material. Kingstone’s management believes that its assumptions provide a reasonable basis for presenting all of the significant effects of the acquisition of KICO and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information.

The unaudited condensed consolidated pro forma financial information does not include the anticipated financial benefits or expenses from such items as expense efficiencies or revenue enhancements arising from the acquisition nor does the unaudited condensed consolidated pro forma financial information include restructuring and integration costs to be incurred by Kingstone.

The unaudited condensed consolidated pro forma financial information is not intended to reflect the results of operations or the financial position that would have resulted had the acquisition been effected on the dates indicated and if the companies had been managed as one entity. The unaudited condensed consolidated pro forma financial information should be read in conjunction with the historical consolidated financial statements of Kingstone included in Kingstone’s Annual Report on Form 10-K for the year ended December 31, 2008 and unaudited consolidated financial statements of Kingstone included in Kingstone’s Quarterly Report on Form 10-Q for the six months ended June 30, 2009, as well as the historical consolidated financial statements of CMIC.

2.   PURCHASE PRICE AND FINANCING CONSIDERATIONS

As of June 30, 2009, Kingstone held two surplus notes issued by CMIC in the aggregate principal amount of $3,750,000. Previously accrued and unpaid interest on the notes as of June 30, 2009 was $2,246,461. Pursuant to the plan of CMIC’s conversion (demutualization), Kingstone acquired a 100% equity interest in KICO in consideration of the exchange of the $3,750,000 principal amount of surplus notes of CMIC. In addition, Kingstone forgave all accrued and unpaid interest of $2,246,461 on the surplus notes as of the date of conversion. The aggregate purchase price of $5,996,461 was less than the $11,398,321 fair value of KICO’s net assets acquired, resulting in a bargain purchase of $5,401,860. Transaction costs related to acquisition were expensed as incurred.

Allocation of Purchase Price (a):

Purchase Price	$5,996,461

Book value of CMIC at June 30, 2009	2,010,171
Conversion of surplus notes to common stock	5,996,461
Fair value adjustments, net of taxes based on appraisal
of CMIC's identifiable assets at June 30, 2009	3,391,689
Fair value of net assets acquired, net of taxes	11,398,321

Excess of fair value of assets acquied over purchase price (bargain purchase price)	$(5,401,860)

(a)The purchase price is allocated to balance sheet assets acquired (including identifiable intangible assets arising from the acquisition) and liabilities assumed based on their estimated fair value. The fair value adjustments to the CMIC historical consolidated balance sheet in connection with the acquisition are described below in Note 3.

3.   PRO FORMA ADJUSTMENTS

Adjustments

(A)  Record conversion of surplus notes payable and accrued interest to common stock and capital in excess of par on the books of CMIC, and reclassify surplus notes receivable and accrued interest receivable to investment in subsidiary on the books of Kingstone.

(B)  Reclassification of CMIC’s historical equity balances to capital in excess of par.

(C) Kingstone’s acquisition of KICO resulted in a gain of $5,401,860 as disclosed in Note 2. If the transaction occurred at December 31, 2008 the gain would have been $4,779,996.

(D)  Adjustments to fixed assets of $288,923 represents the fair value adjustment relating to the real estate assets used in CMIC’s operations. The pro forma statements of income reflect depreciation expense for the six months ended June 30, 2009 and the year ended December 31, 2008 of $3,704 and $7,408, respectively.

(E)  Represents the recognition of $4,850,000 of identifiable intangible assets, which consist of the following:

		Estimated Life
Agency force book of business	$3,400,000	10 years
Assembled workforce	950,000	7 years
Insurance licence	500,000	perpetual
	$4,850,000

The pro forma statements of income reflect amortization expense for the six months ended June 30, 2009 and the year ended December 31, 2008 of $237,857 and $475,714, respectively. The agency force book of business and assembled workforce acquired will be subject to impairment testing. The intangible asset related to the insurance licenses is perpetual and will be subject to annual impairment testing.

(F)  Elimination of investment in subsidiary.

(G)  Elimination of interest income on the books of Kingstone, and elimination of interest expense on the books of CMIC, of $60,757 on the pro forma income statement for the six months ended June 30, 2009, and elimination of interest expense on the books of CMIC of $188,672 on the pro forma income statement for the year ended December 31, 2008, resulting from the cancellation of surplus notes and accrued interest as disclosed in Note 1. See Note H for the elimination of interest income on the books of Kingstone for the year ended December 31, 2008.

(H)  Elimination of amortization of discount on surplus notes and accretion of accrued and unpaid interest related to the acquisition of the notes on the books of Kingstone.

(I) Assume the elimination of acquisition costs incurred by Kingstone of $92,521 and $32,896 on the pro forma statements of income for the six months ended June 30, 2009 and the year ended December 31, 2008, respectively.

(J) Assume the elimination of conversion costs incurred by CMIC of $141,423 and $29,586 on the pro forma statements of income for the six months ended June 30, 2009 and the year ended December 31, 2008, respectively.

(K) Deferred income taxes are adjusted to reflect the income tax effects of the pro forma purchase adjustments which relates to intangibles and the fair value adjustment of real estate assets. The effective tax rate is lower as a result of the bargain purchase price being a non-taxable event.